UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIE EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 21, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                          0-22624                05-0473908
         Delaware                          1-11432                05-0475617
         Delaware                          1-11436                22-3182164
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                                 19061
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On December 21, 2006, Foamex International Inc. (the "Company") issued a press release announcing that the Company has set December 29, 2006 at the close of trading as the record date for the Company's previously-announced rights offering.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

         (d)    Exhibits

                99.1    Press Release, dated December 21, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 22, 2006

                               FOAMEX INTERNATIONAL INC.


                               By:        /s/Gregory J. Christian
                                          --------------------------------------
                               Name:      Gregory J. Christian
                               Title:     Executive Vice President and
                                          General Counsel

                               FOAMEX L.P.
                               By:        FMXI, INC.,
                                          its Managing General Partner

                               By:        /s/ Gregory J. Christian
                                          --------------------------------------
                               Name:      Gregory J. Christian
                               Title:     Vice President and Secretary

                               FOAMEX CAPITAL CORPORATION

                               By:        /s/ Gregory J. Christian
                                          --------------------------------------
                               Name:      Gregory J. Christian
                               Title:     Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1              Press Release, dated December 21, 2006.